Exhibit 99.16

PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA., EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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PREÂMBULO:
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EMITENTE – NEXTEL TELECOMUNICAÇÕES LTDA., sociedade empresária limitada, com sede na Av. das Nações Unidas, 14.171, 32º andar, Rochavera Crystal Tower, São Paulo (SP), inscrita no CNPJ/MF sob o nº 66.970.229/0001-67, neste ato representada pelos senhores abaixo assinados e qualificados.
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CREDOR – BANCO DO BRASIL S.A., sociedade de economia mista, com sede em Brasília, Capital Federal, na SBS Quadra 01, Bloco C, Lote 32 – Setor Bancário Sul, inscrita no CNPJ sob o nº 00.000.000/0001-91, por sua filial, Agência Large Corporate 3070 (SP), localizada na cidade de São Paulo, Estado de São Paulo, na Av. Paulista, 2.300, 2º andar, Cerqueira César, inscrita no CNPJ/MF sob o nº 00.000.000/1947-00, representado pelo Senhor João Marcos Mizobuti, brasileiro, casado, bancário, residente e domiciliado em Atibaia (SP), portador da carteira nacional de habilitação nº 03228530867, emitida por DETRAN/SP, inscrito no CPF/MF sob o nº 059.052.748-78 e pela Senhora Eliane Aparecida Scarponi Sartorelli, brasileira, solteira, bancária, residente e domiciliada em São Caetano do Sul (SP), portador da carteira de identidade nº 22.077.941, emitida por SSP/SP, inscrito no CPF/MF sob o nº 174.173.148-80, abaixo assinados.
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CONSIDERANDO QUE, em 31 de outubro de 2012, a EMITENTE emitiu em favor do CREDOR a Cédula de Crédito Bancário No. 307.001.181 no valor de principal de R$400.000.000,00 (quatrocentos milhões de reais) (a “Cédula”); e

CONSIDERANDO QUE a EMITENTE e o CREDOR pretendem aditar a Cédula de forma a alterar a taxa de juros incidente sobre os saldos devedores verificados na Conta de Empréstimo e incluir garantia real e fidejussória adicionais ao cumprimento das obrigações nela constantes, dentre outras disposições;

RESOLVEM, as partes do presente instrumento, celebrar o presente Primeiro Aditivo à Cédula de Crédito Bancário No. 307.001.181, mediante as seguintes cláusulas e condições.

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

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Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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CLÁUSULA PRIMEIRA – ENCARGOS FINANCEIROS – O item 1.2 do Preâmbulo e a Cláusula 4 da Cédula passam a viger com as seguinte redações:

“1.2 DADOS DA OPERAÇÃO DE CRÉDITO:
Valor: R$400.000.000,00 (quatrocentos milhões de reais) (“Principal”)
Vencimento Final: 31/10/2017
Datas de Pagamento dos Encargos Financeiros: março, junho, setembro e dezembro de cada ano (“Datas de Pagamento dos Encargos”)
Número de vias desta Cédula de Crédito Bancário: 1 (uma) via negociável e 3 (três) vias não negociáveis

4. ENCARGOS FINANCEIROS - Sobre os saldos devedores verificados na Conta de Empréstimo, decorrentes do lançamento do valor do Principal, bem assim das quantias dele oriundas, devidas a título de acessórios, taxas e despesas, incidirão encargos financeiros equivalentes a 139,54% (cento e trinta e nove inteiros e cinquenta e quatro centésimos pontos percentuais) da taxa média dos Certificados de Depósitos Interbancários (CDI) (“Encargos Financeiros”), capitalizados diariamente. Referidos Encargos Financeiros, calculados por dias úteis, serão mensalmente levados a débito da Conta de Empréstimo e será exigido integralmente o seu pagamento, trimestralmente, na correspondente Data de Pagamento dos Encargos, conforme definição do item 1.2 do Preâmbulo, no vencimento e na liquidação da dívida. Para fins desta Cédula, a “Conta de Empréstimo” é uma conta vinculada gerida pelo CREDOR para fins de demonstração dos valores devidos pela EMITENTE, observados os débitos e créditos correspondentes aos lançamentos contábeis relativos às movimentações realizadas nos termos desta Cédula.

4.1. Para fins do disposto nesta Cédula, entende-se por (a) “dias úteis” todos os dias, exceto sábados, domingos e feriados bancários nacionais; e por “CDI”, a taxa média dos Certificados de Depósitos Interbancários, over, extragrupo, divulgada pela CETIP S.A. – Mercados Organizados.

4.2. Em caso de extinção, não divulgação ou impossibilidade, por qualquer razão, de utilização das taxas médias diárias do CDI, durante o período em que não for possível a utilização das taxas médias diárias do CDI, será utilizada taxa substitutiva com base

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

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Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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na variação da Taxa Selic do Banco Central do Brasil (Bacen), publicada pela ANDIMA - Associação Nacional das Instituições do Mercado Financeiro ou outra que venha a ser definida em comum acordo entre o CREDOR e a EMITENTE.”

CLÁUSULA SEGUNDA – CONSTITUIÇÃO DE GARANTIA – Para assegurar o cumprimento das obrigações assumidas na Cédula (“Obrigações Garantidas”), a EMITENTE cede e transfere fiduciariamente ao CREDOR, em caráter irrevogável e irretratável, por este ato e na melhor forma de direito, nos termos do § 3º do artigo 66-B da Lei n.º 4.728/65, com a redação dada pela Lei n.º 10.931/04, dos artigos 18 a 20 da Lei n.º 9.514/97, e do Decreto Lei n.º 911/69 e posteriores alterações, e no que for aplicável dos artigos 1.361 e seguintes do Código Civil, a titularidade, o domínio resolúvel e a posse direta e indireta da integralidade dos direitos creditórios sobre os recebíveis, presentes e futuros, decorrentes da prestação de serviços de telecomunicações realizada pela EMITENTE aos seus clientes, abrangendo toda a receita proveniente dos valores recebidos a esse título, os quais sejam arrecadados pelo CREDOR (“Recebíveis”), nos termos abaixo descritos, bem como sobre os recursos depositados ou mantidos na Conta Vinculada (“Direitos Cedidos”).

PARÁGRAFO PRIMEIRO – Os valores relativos a parte dos Recebíveis de que trata o Caput são recebidos pelo CREDOR por meio de arrecadação de guias não compensáveis e débito automático, de acordo com o Termo de Adesão às Cláusulas Gerais do Contrato Único de Prestação de Serviços, celebrado entre o CREDOR e a EMITENTE em 11/12/2014 (“Contrato de Arrecadação”).

PARÁGRAFO SEGUNDO – Doravante, os valores recebidos diariamente no âmbito do Contrato de Arrecadação (“Valores Arrecadados”), representativos de parcela dos Recebíveis e de quaisquer outros créditos, passarão a ser creditados na conta nº 300.003-6, agência 3070-8, de movimentação exclusiva do CREDOR, vinculada à liquidação das obrigações decorrentes da CCB (“Conta Vinculada”), cujo saldo e valores nela creditados diariamente também são ora cedidos fiduciariamente pela EMITENTE ao CREDOR, integrando-se, para todos os efeitos, aos Direitos Cedidos, nos termos do Caput desta Cláusula. A EMITENTE se compromete a, em caráter irrevogável e irretratável, (i) não tomar medidas que visem a receber diretamente qualquer quantia

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

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Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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referente aos Recebíveis; (ii) não alterar, de maneira material, os procedimentos e formas de cobrança dos Recebíveis atualmente em vigor, bem como tomar qualquer medida, ou deixar de tomar, quando aplicável, que vise a ou tenha como efeito diminuir a arrecadação dos Recebíveis pelo CREDOR até a satisfação integral das obrigações da EMITENTE previstas na Cédula; (iii) durante a vigência da Cédula, manter em vigor o Contrato de Arrecadação; e (iv) não ceder, alienar, transferir, vender, onerar, caucionar, empenhar ou gravar ou por qualquer forma negociar os Direitos Cedidos, sem o prévio e expresso consentimento do CREDOR.

PARÁGRAFO TERCEIRO – Fica convencionado que o montante médio mensal dos Valores Arrecadados que transitarão pela Conta Vinculada nos três meses imediatamente anteriores à apuração pelo CREDOR em cada trimestre (“Período”), a ser realizada nos dias 31 de março, 30 de junho, 30 de setembro e 31 de dezembro de cada ano deverá perfazer – e a EMITENTE se obriga a adotar todas as medidas necessárias para que perfaça – o valor mínimo equivalente a R$ 30.000.000,00 (trinta milhões de reais) (“Valor Médio Mínimo”), calculado pelo valor total dos recursos que vierem a ser depositados na Conta Vinculada durante cada Período, dividido por 3 (três). Caso, em determinado Período, o Valor Médio Mínimo não seja verificado pelo CREDOR, o CREDOR poderá, a seu exclusivo critério, declarar imediatamente vencidas, de pleno direito, as obrigações da EMITENTE no âmbito da Cédula. Não obstante, e sem prejuízo ao seu direito avençado no âmbito da presente Cláusula, o CREDOR poderá, a seu exclusivo critério, alternativamente à declaração de vencimento antecipado das obrigações da EMITENTE na presente Cédula, exigir que a EMITENTE, no prazo de 10 (dez) dias a contar da solicitação do CREDOR nesse sentido, deposite na Conta Vinculada, um valor equivalente à diferença entre o Valor Médio Mínimo e o montante mensal médio efetivamente apurado pelo CREDOR nos termos da presente Cláusula (“Valor do Déficit”). Nesse caso, o Valor do Déficit ficará retido na Conta Vinculada até que o Valor Médio Mínimo apurado pelo CREDOR em uma data de apuração nos termos da presente cláusula tenha sido reestabelecido.

PARÁGRAFO QUARTO – Sem prejuízo do disposto no parágrafo a seguir, fica o CREDOR, a partir deste ato, legalmente identificado como o único e legítimo titular, em caráter fiduciário, dos Direitos Cedidos, cuja condição perdurará até o integral

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

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Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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adimplemento de todas as obrigações assumidas pela EMITENTE na Cédula, de modo que, ocorrendo o seu cumprimento pela EMITENTE, conforme atestado pelo CREDOR, resolver-se-á a propriedade fiduciária do CREDOR, retornando os Direitos Cedidos à propriedade plena da EMITENTE.

PARÁGRAFO QUINTO – Ressalvada a hipótese de retenção do Valor do Déficit acima contemplada, os Valores Arrecadados serão, diariamente, até às 14h00, liberados à conta de livre movimentação da EMITENTE, após a necessária verificação do CREDOR nas respectivas datas avençadas, e desde que não tenha ocorrido um evento de vencimento antecipado, hipótese de pagamento antecipado obrigatório ou descumprimento de obrigação pecuniária pela EMITENTE.

PARÁGRAFO SEXTO – A EMITENTE declara, neste ato, que:

(i)está autorizada, nos termos da lei e de seu estatuto social, a ceder os Direitos Cedidos de que é titular, bem como cumprir as disposições deste instrumento;
(ii)a celebração deste instrumento não viola nenhuma disposição de seu estatuto social, assim como não infringe ou viola qualquer disposição legal e regulamentos a que está sujeita;
(iii)os Direitos Cedidos estão livres e desembaraçados de quaisquer ônus, encargos, pendências judiciais ou extrajudiciais de qualquer natureza, inclusive fiscais, dúvidas, dívidas e/ou gravames de qualquer natureza, exceto a presente cessão fiduciária de direitos creditórios;
(iv)inexiste impedimento legal contido em avenças de que a EMITENTE seja parte, que vede a presente cessão fiduciária dos Direitos Cedidos ora convencionados, em favor do CREDOR; e
(v)teve prévio conhecimento, de forma clara e suficiente, das atribuições a ela impostas, e que anui a todos os termos do instrumento, e que decidiu, livre e espontaneamente, sem qualquer vício de vontade e consentimento, ceder fiduciariamente os Direitos Cedidos em garantia indivisível, irrevogável e irretratável.

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

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Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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PARÁGRAFO SÉTIMO – A EMITENTE será responsável por todos e quaisquer prejuízos causados ao CREDOR que decorram da falsidade ou inexatidão das declarações e garantias aqui prestadas.

PARÁGRAFO OITAVO – Verificada a ocorrência de um evento de inadimplemento em relação às obrigações pecuniárias assumidas pela EMITENTE na Cédula, observados os respectivos prazos de cura, conforme aplicáveis, todos os valores relativos aos Direitos Cedidos passarão a ser retidos pelo CREDOR na Conta Vinculada e, ocorrendo a decretação do vencimento antecipado da dívida ou hipótese de pagamento antecipado obrigatório nos termos desta Cédula, poderão ser utilizados na amortização das referidas obrigações da EMITENTE, até a sua integral liquidação, nos termos da Cédula, até o limite das Obrigações Garantidas.

PARÁGRAFO NONO – Ocorrendo a decretação do vencimento antecipado da dívida nos termos desta Cédula, o CREDOR poderá, independentemente de qualquer notificação, promover a imediata utilização dos Direitos Cedidos para satisfazer as obrigações garantidas então vencidas e não liquidadas, mediante a excussão judicial ou venda amigável dos Recebíveis, conforme seja aplicável, ou, no caso dos Valores Arrecadados, simplesmente aplicá-los no pagamento das Obrigações Garantidas, nos termos da lei e em conformidade com os termos da Cédula, até o total adimplemento das obrigações. Neste sentido, o CREDOR terá o direito de imediatamente exercer sobre os Direitos Cedidos todos os poderes que lhe são assegurados pela legislação vigente, nos termos da Cédula, podendo dispor de, cobrar, receber, realizar, vender, ou ceder, inclusive de forma particular, total ou parcialmente, os Recebíveis, nos termos e condições que o CREDOR considere apropriado, dar quitação e assinar quaisquer documentos ou termos por mais especiais que sejam, necessários à prática dos atos aqui referidos, independentemente de qualquer comunicação e/ou autorização adicional da EMITENTE. Todo valor que sobejar às Obrigações Garantidas deverá ser devolvido à EMITENTE.

PARÁGRAFO DÉCIMO – A EMITENTE renuncia neste ato a qualquer direito ou privilégio legal ou contratual que possa afetar a livre e integral exequibilidade e

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

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Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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transferência dos Direitos Cedidos no caso de sua excussão, observados os termos e condições previstos nesta Cédula.

PARÁGRAFO DÉCIMO PRIMEIRO– Sem prejuízo do disposto na Cédula, e para os fins do artigo 1.362 do Código Civil Brasileiro, da Lei 9.514/97, conforme alterada, e da Lei 4.728/65, conforme alterada, as Obrigações Garantidas podem ser resumidamente descritas da seguinte forma:

(i)Valor estimado de principal da dívida: R$400.000.000,00 (quatrocentos milhões de reais);
(ii)Prazo e condições de pagamento: pagamento do principal em três parcelas de R$133.333.333,33 com datas de vencimento em 31/10/2015, 31/10/2016 e 31/10/2017 e pagamento semestral dos encargos financeiros em 31/10 e 01/05 de cada ano;
(iii)Taxa de juros: 139,54% do CDI; e
(iv)Encargos de inadimplemento: juros de mora: CDI mais 1% ao mês, acrescido de 1% ao ano; e cláusula penal: 2% sobre o valor devido.

PARÁGRAFO DÉCIMO SEGUNDO – As Partes têm conhecimento e concordam que a EMITENTE não possui sistema de individualização de recebíveis capaz de identificar clientes, valores e faturas que serão efetivamente depositadas na Conta Vinculada e, da mesma forma, exceto se de outra forma expressamente indicada nesta Cédula não assume nenhuma obrigação de realizar tal individualização.

CLÁUSULA TERCEIRA – AVAL – A NEXTEL TELECOMUNICAÇÔES S.A., sociedade anônima, com sede na Av. das Nações Unidas, 14.171, 32º andar, Rochavera Crystal Tower, na Cidade de São Paulo, Estado de São Paulo, inscrita no CNPJ/MF sob o nº 00.169.369/0001-22 (“AVALISTA”), presta aval em favor da EMITENTE obrigando-se como principal pagadora e solidariamente responsável pelo pagamento das Obrigações Garantidas.

CLÁUSULA QUARTA – VENCIMENTO ANTECIPADO – A Cláusula 10 da CCB passa a viger com a seguinte redação:

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

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Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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“10. VENCIMENTO ANTECIPADO E OUTRAS DISPOSIÇÕES:

10.1. Poderá o CREDOR considerar vencidas antecipadamente, de pleno direito, as obrigações assumidas nesta Cédula e exigir o total da dívida aqui representada, mediante envio de notificação prévia à EMITENTE com 2 (dois) dias úteis de antecedência com o extrato da dívida, quando a nós for imputada a ocorrência de qualquer das situações a seguir:

a)inadimplemento, pela EMITENTE, de qualquer obrigação de natureza pecuniária assumida nesta Cédula, que não seja sanado no prazo de 1 (um) dia útil, contado da data de vencimento original;

b)inadimplemento, pela EMITENTE, de qualquer obrigação não pecuniária prevista nesta Cédula, que não seja sanado no prazo de 30 (trinta) dias contados da comunicação que lhe for enviada pelo CREDOR a respeito do fato;

c)descumprimento, falsidade, imprecisão, incorreção ou omissão material imputável à EMITENTE, em qualquer declaração, garantia, informação prestada na presente Cédula ou em qualquer documento material que houver sido firmado, prestado ou entregue pela EMITENTE relativo a esta operação de crédito, desde que não sanados no prazo de 10 (dez) dias úteis;

d)vencimento antecipado ou inadimplemento de qualquer obrigação pecuniária da EMITENTE ou de qualquer Afiliada Brasileira, excluindo obrigações exclusivamente entre a EMITENTE e a AVALISTA, em valor unitário ou agregado, que seja igual ou superior a R$ 10.000.000,00 (dez milhões de reais), que não seja sanado no prazo de 10 (dez) dias úteis, contados da notificação enviada pelo CREDOR, ressalvados os casos em que tais obrigações estejam com seu pagamento suspenso em razão de decisão administrativa ou judicial ou em que tenha sido garantido o Juízo;

e)vencimento antecipado de qualquer outra obrigação pecuniária da EMITENTE com o CREDOR desde que não sanada nos prazos estabelecidos nos respectivos instrumentos;

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 9

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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f)protesto cambiário contra a EMITENTE em valor unitário ou agregado igual ou superior a R$ 10.000.000,00 (dez milhões de reais), que não seja sanado no prazo de 30 (trinta) dias após o aviso por escrito enviado pelo CREDOR, ou que venha a se transformar em procedimento judicial e que se encontre com o pagamento suspenso por meio de decisão judicial, ou que tenha sido garantido o Juízo;

g)(i) pedido de autofalência pela EMITENTE e/ou de qualquer Afiliada Brasileira; (ii) pedido de falência da EMITENTE e/ou de qualquer Afiliada Brasileira formulado por terceiro e não elidido no prazo legal; (iii) decretação de falência ou liquidação da EMITENTE e/ou de qualquer Afiliada Brasileira; (iv) pedido de recuperação judicial ou extrajudicial pela EMITENTE e/ou de qualquer Afiliada Brasileira;

h)liquidação, dissolução ou extinção da EMITENTE;

i)caso a EMITENTE ou qualquer de suas Afiliadas Brasileiras seja declarada insolvente por decisão judicial, ou reconheça publicamente ou perante o CREDOR, sua impossibilidade de satisfazer suas obrigações pecuniárias , ou caso tal impossibilidade seja notória, em ambos os casos no valor global superior a R$10.000.000,00 (dez milhões de reais);

j)realização, pela EMITENTE, uma redução do seu capital social, resgate, amortização, reembolso, ou compra de participação societária, desde que tais operações impliquem pagamento (em espécie ou in natura) aos seus sócios, ou, caso o índice financeiro indicado no item “t” abaixo seja superior a 2,5 (dois e meio), distribuição de lucros ou juros sobre o capital próprio, ainda que já declarados, aos seus sócios;

k)alienação, pela EMITENTE, no individual ou no agregado, de qualquer de seus bens ou ativos, sem a prévia e expressa anuência por escrito do CREDOR, exceto, neste caso, (i) antecipação de receitas com cartão de crédito, (ii) venda de recebíveis vencidos e não pagos, (iii) alienação de mercadorias no curso ordinário de negócios, (iv) transferências de ativos obsoletos ou bens móveis de baixo valor agregado; (v) transferências no contexto de permuta por ativos similares de valor igual ou superior; e (vi) venda de torres na modalidade ‘sale leaseback’, neste caso, sujeito à aprovação

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

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Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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prévia do CREDOR, a qual deverá ser manifestada dentro do período de 45 (quarenta e cinco) dias contados de tal questionamento formulado mediante notificação escrita, desde que comprovado o recebimento de tal notificação pelo CREDOR, sendo certo que a não manifestação por parte do CREDOR não implicará aprovação tácita;

l)pagamento, pela EMITENTE ou por qualquer Afiliada Brasileira, de qualquer obrigação, antes da integral quitação de todas as obrigações desta Cédula, às Partes Relacionadas, inclusive na hipótese de falência, liquidação ou dissolução da EMITENTE, exceto quaisquer pagamentos entre a EMITENTE e a AVALISTA;

m)outorga e/ou constituição, pela EMITENTE ou por qualquer Afiliada Brasileira, de qualquer ônus ou gravame ou outro direito real de garantia, ou garantia fidejussória, em favor de terceiro (incluindo suas Afiliadas e controladora direta ou indireta), exceto (i) aquelas constituídas nos termos desta Cédula ou previamente a data do Primeiro Aditivo, ou (ii) pela (a) outorga de garantias reais como contragarantia em contratações de seguros e seguros garantias em geral; (b) outorga de garantias reais como contragarantia em nova fiança bancária para garantia judicial ou realização de novos depósitos judiciais limitadas, no caso das garantias outorgadas nos termos desse item (b) ao valor global de R$150.000.000,00 (cento e cinquenta milhões de reais); (c) outorga de garantias reais ou pessoais em contratos de locação de sites; (d) outorga de garantias reais ou pessoais em contratos de collocation (i.e. contratos com outras operadoras para instalação de equipamentos em torres), (e) financiamentos concedidos pela Agência Nacional de Telecomunicações - ANATEL, incluindo suas renovações, (f) garantias em favor da ANATEL, (g) garantias reais outorgadas como contragarantia para emissão de novas performance bonds em favor da ANATEL, neste caso, sujeito à aprovação prévia do CREDOR, as quais deverão ser manifestadas dentro do período de 45 (quarenta e cinco) dias contados de tal questionamento formulado mediante notificação escrita, desde que comprovado o recebimento de tal notificação pelo CREDOR, sendo certo que a não manifestação por parte do CREDOR não implicará aprovação tácita e (h) renovações das operações já detidas pela EMITENTE ou suas Afiliadas Brasileira identificadas no Anexo 10.1(m)(1) desta Cédula, sendo que as garantias a serem outorgadas nos termos desse item (h) deverão estar limitadas ao valor garantido pela fiança e/ou performance bond, conforme indicado em

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 11

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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tal anexo, observadas as mesmas garantias em vigor na presente data, sendo que as garantias reais outorgadas nos termos dos itens (a), (c) e (d) acima estão limitados ao valor global de R$50.000.000,00 (cinquenta milhões de reais). A EMITENTE declara, para os fins da presente Cédula, que o Anexo 10.1(m)(2) contém a totalidade das operações que contam com garantia real;

n)não utilização dos recursos para a finalidade indicada na Cláusula Finalidade e Liberação do Crédito;

o)execução de qualquer garantia prestada a qualquer credor da EMITENTE ou de qualquer Afiliada Brasileira no valor, igual ou superior, a R$ 10.000.000,00 (dez milhões de reais), e desde que não seja sanado no prazo de 10 (dez) dias úteis, contados da notificação enviada pelo CREDOR, ressalvados os casos em que tal execução esteja suspensa em razão de decisão administrativa ou judicial;

p)não observância do Valor Médio Mínimo por, pelo menos, 1 (um) Período;

q)publicação de ato regulatório cujos efeitos não tenham sido suspensos nos prazos legais, quando aplicável, que (i) afete de maneira adversa a capacidade da EMITENTE de honrar suas obrigações perante o CREDOR; ou (ii) inviabilize as atividades da EMITENTE ou parte significativa destas ou, de qualquer outra forma, impacte, de maneira adversa, a situação financeira (em ambos os casos, assim entendida como atividades que respondam por 10% (dez por cento) ou mais do faturamento anual da EMITENTE); ou (iii) resulte em uma aplicação de multa, sanção ou penalidade final e irrecorrível que impacte a situação financeira da EMITENTE e/ou suas Afiliadas Brasileiras em valor igual ou superior a R$100.000.000,00 (cem milhões de reais) em um mesmo exercício fiscal;

r)adoção de política pela EMITENTE que importe em discriminação de raça ou gênero ou assédio moral ou sexual, (ii) a comprovação por sentença judicial transitada em julgado ou decisão administrativa final sancionadora, exarada por autoridade ou órgão competente, (I) de que as atividades da EMITENTE geram danos ao meio ambiente, ou (II) que a EMITENTE (a) utiliza mão de obra em situação análoga à

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 12

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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condição de trabalho escravo, conforme previsto na Portaria Interministerial nº 2, de 12 de maio de 2011, (b) utiliza trabalho infantil de forma não regulamentada, (c) explora a prostituição ou (d) exerce atividades ilegais, constando ou não no Cadastro de Empregadores;

s)repasse, cassação ou suspensão da Concessão obtida junto à ANATEL para exploração de frequências da terceira geração (tecnologia 3G) e GSM sem prévia anuência do CREDOR, que não poderá ser injustificadamente negada;

t)caso o índice obtido pela divisão da Dívida Líquida pelo EBITDA seja superior a 2,5 (dois e meio), a ser calculado nos termos da cláusula 10.2, observados os termos das cláusulas 10.4 e 10.5;

u)caso a EMITENTE não mantenha em caixa, em cada Data de Verificação em recursos imediatamente disponíveis ou em aplicações financeiras,o Saldo Mínimo;

v)não observância da obrigação de subordinação prevista na Cláusula 15 desta Cédula;

w)transferência ou cessão a terceiros, a qualquer título, no todo ou em parte, dos direitos e obrigações decorrentes desta Cédula, total ou parcial, sem prévio e expresso consentimento do CREDOR;

x)inexistência de saldo, em qualquer das contas de titularidade da EMITENTE que atenda ao pagamento dos compromissos assumidos por meio desta Cédula nas respectivas datas de pagamento e não sanados no prazo de 1 (um) dia útil; e

y)descumprimento de quaisquer das obrigações estabelecidas na Cláusula Segunda, Parágrafo Segundo, do primeiro aditamento a esta Cédula.

10.2. Para fins do disposto na Cláusula 10.1, alínea “t”, o índice obtido pela divisão da Dívida Líquida pelo EBITDA será apurado da seguinte forma: (i) semestralmente, com base nos balancetes não auditados encerrados em 30 de junho de cada ano; (ii)

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 13

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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anualmente, pelas demonstrações financeiras encerradas em 31 de dezembro de cada ano, consolidadas e auditadas por empresa de auditoria de renome no mercado.

10.3. Obrigamo-nos a entregar ao CREDOR, durante a vigência desta Cédula, a declaração de cumprimento do índice nos termos do Anexo II, (i) os balancetes semestrais não auditados encerrados em 30 de junho até o dia 15 de agosto de cada ano, e (ii) as demonstrações financeiras encerradas em 31 de dezembro, consolidadas e auditadas, até o dia 5 de maio de cada ano.

10.4 Caso em determinado período de verificação das obrigações de que trata esta Cláusula, a EMITENTE não cumprir com o índice acima estabelecido no item “t”, o CREDOR poderá independentemente de qualquer notificação ou prazo de cura, declarar o vencimento antecipado de todas as obrigações assumidas pela EMITENTE e/ou pela Avalista.

10.5. Ainda para os fins do disposto na Cláusula 10.1, alínea “t”:

a)"Dívida Líquida" significa o valor calculado em bases consolidadas, na respectiva data de verificação, determinado de acordo com os princípios contábeis geralmente aceitos no Brasil, igual (a) à soma dos Passivos junto a instituições financeiras, dos títulos e valores mobiliários representativos de dívida emitidos, e do saldo líquido de operações de derivativos (passivos menos ativos de operações com derivativos); diminuído (b) das disponibilidades (caixa, bancos, aplicações de liquidez imediata ou aplicações de curto prazo, títulos e valores mobiliários de própria emissão ou de terceiros, e títulos públicos e privados de qualquer natureza) e (c) dos efeitos da marcação a mercado das operações de derivativos;

b) "EBITDA" significa o lucro operacional da EMITENTE, em bases consolidadas, relativo aos 12 (doze) últimos meses, somado às despesas de depreciação e amortização, todos determinados de acordo com os princípios contábeis geralmente aceitos no Brasil; e

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 14

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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c) “Passivo(s)” significa o valor principal dos títulos e valores mobiliários representativos de dívida emitidos junto a instituições financeiras registrados no balanço consolidado da EMITENTE nas datas de medição, todos determinados de acordo com os princípios contábeis geralmente aceitos no Brasil.”

10.5. Ainda, para os fins do disposto nesta Cédula, define-se:

“Afiliada” de qualquer Pessoa significa outra Pessoa que, direta ou indiretamente, por meio de um ou mais intermediários, Controle, seja Controlada, ou esteja sob o Controle comum com essa primeira Pessoa. Adicionalmente, no caso de uma Pessoa que seja um fundo de investimentos ou cujo acionista Controlador seja um fundo de investimentos, também será considerada uma “Afiliada”: (i) o gestor ou o quotista ou uma Afiliada do gestor ou do quotista desse fundo de investimento, (ii) outro fundo de investimento administrado ou gerido pelo gestor ou quotista ou uma Afiliada do gestor ou quotista desse fundo de investimento, e (iii) qualquer Pessoa que seja, direta ou indiretamente, Controlada, ou esteja sob o Controle comum desse fundo de investimento, seja individualmente ou em conjunto com outra Afiliada, ou qualquer das outras Pessoas acima expostas.

“Afiliada Brasileira” significa com relação a qualquer Pessoa uma Afiliada domiciliada no Brasil;

“Controle” (incluindo seus significados correlatos) significa, de acordo com o Artigo 116 da Lei nº 6.404, de 15.12.1976, (a) o poder para eleger a maioria do conselho de administração, ou órgão semelhante, da Pessoa controlada ou, de outro modo, conduzir os negócios ou políticas dessa Pessoa (por contrato ou de outro modo), e (b) a posse direta ou indireta de direitos que concedam à Pessoa Controladora a maioria dos votos na assembleia geral de acionistas ou reunião similar, da Pessoa Controlada

“Parte Relacionada” de qualquer Pessoa especificada terá o significado descrito na Deliberação nº 642 de 7 de outubro de 2010 emitida pela Comissão de Valores Mobiliários, e também incluirá, na medida em que não seja repetido, (i) qualquer Afiliada dessa Pessoa, (ii) qualquer diretor, conselheiro, quotista, acionista, funcionário ou

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 15

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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administrador dessa Pessoa ou uma Afiliada dessa Pessoa, (iii) qualquer cônjuge, ex-cônjuge, ascendente, descendente ou parente colateral até o segundo grau dessa Pessoa, uma Afiliada dessa Pessoa ou qualquer diretor, conselheiro, quotista, acionista, funcionário ou administrador dessa Pessoa ou uma Afiliada dessa Pessoa, e (iv) qualquer Afiliada dos acima expostos.

“Pessoa” significa qualquer entidade governamental ou qualquer pessoa física, firma, parceria, sociedade, sociedade de responsabilidade limitada, joint venture, associação, fundos, fundos de investimento, agente fiduciário, organização sem personalidade jurídica, ou outra entidade organização, quer seja uma pessoa jurídica ou não.

CLÁUSULA QUINTA – LISTA DE GARANTIAS – Incluir o Anexo 10.1(m)(1) e 10.1(m)(2) à Cédula nos exatos termos dos Anexo A e Anexo B respectivamente deste aditivo.

CLÁUSULA SEXTA – PAGAMENTO ANTECIPADO OBRIGATÓRIO – A Cláusula 11 da Cédula passa a viger com a seguinte redação:

“11. PAGAMENTO ANTECIPADO OBRIGATÓRIO

11.1. Obrigamo-nos a liquidar antecipadamente a totalidade dos valores devidos nos termos desta Cédula, aí incluídos os valores de Principal e Encargos Financeiros, na hipótese da ocorrência de qualquer dos seguintes eventos, mediante solicitação prévia com, no mínimo, 5 (cinco) dias úteis de antecedência, por escrito, do CREDOR:

a)mudança no nosso objeto social de forma a alterar as atuais atividades principais ou a agregar a essas atividades novos negócios que tenham prevalência ou possam representar desvios em relação às atividades atualmente desenvolvidas, sem prévia anuência do CREDOR, a qual não deverá ser negada sem justificativa;

b)realização de qualquer tipo de reestruturação societária, tais como fusão, incorporação ou cisão, salvo se a cisão for parcial e não for superior a 10% do nosso patrimônio líquido, sem a prévia anuência do CREDOR, a qual não deverá ser negada sem justificativa, excetuado se dentro do grupo econômico;

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 16

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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c)aquisição do controle acionário de sociedades que resulte na alteração do nosso objeto principal, de forma a alterar as atuais atividades principais ou a agregar a essas atividades novos negócios que tenham prevalência ou possam representar desvios em relação às atividades atualmente desenvolvidas, sem a prévia anuência do CREDOR, a qual não deverá ser negada sem justificativa;

d)alteração direta ou indireta do controle acionário da EMITENTE ou de qualquer controlada, sem a prévia anuência do CREDOR, com definição da expressão controle acionário extraída do artigo 116 da Lei nº 6.404, de 15.12.1976 e/ou celebração ou assunção de obrigação (condicional ou de outra forma) por parte da EMITENTE ou de seus acionistas diretos ou indiretos, para fazê-lo, exceto no âmbito do processo de recuperação judicial (Chapter 11 proceeding) da NII Holdings, Inc., desde que os novos controladores sejam uma ou mais pessoas identificadas no Anexo 11.1(d), os quais estão previamente aprovados pelo CREDOR.”

CLÁUSULA SÉTIMA – LISTA DE CONTROLADORES – Incluir o Anexo 11.1(d) à Cédula nos exatos termos do Anexo C deste aditivo.

CLÁUSULA OITAVA – SUBORDINAÇÃO E SALDO MÍNIMO – Em razão da inclusão da subordinação das obrigações assumidas pela EMITENTE perante qualquer de suas partes relacionadas e da obrigação da EMITENTE em manter em caixa, em cada Data de Verificação, recursos imediatamente disponíveis ou em aplicações financeiras com liquidez imediata, as Cláusulas Décima Quinta e Décima Sexta da Cédula de Crédito Bancário ora aditada passarão a ter a seguinte redação, sendo as demais sucessivamente renumeradas:

“15. SUBORDINAÇÃO – A EMITENTE declara e garante para todos os efeitos que todas e quaisquer obrigações assumidas pela EMITENTE perante quaisquer de suas Partes Relacionadas são subordinadas às obrigações previstas nesta Cédula. Da mesma forma, a EMITENTE concorda que nenhum valor será pago a suas Partes Relacionadas antes da liquidação integral das obrigações previstas nesta Cédula, inclusive na hipótese de falência, liquidação ou dissolução da EMITENTE, exceto quaisquer pagamentos realizados entre a EMITENTE e a AVALISTA.

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 17

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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16. SALDO MÍNIMO – A EMITENTE deverá manter em caixa, em cada Data de Verificação, em recursos imediatamente disponíveis ou em aplicações financeiras com liquidez imediata, o valor mínimo de R$200.000.000,00 (duzentos milhões de reais) (“Saldo Mínimo”), e deverá comprovar ao CREDOR, por meio de (i) balancetes semestrais não auditados encerrados em 30 de junho entregues ao CREDOR até o dia 15 de agosto de cada ano; e (ii) demonstrações financeiras encerradas em 31 de dezembro, consolidadas e auditadas, entregues ao CREDOR até o dia 5 de maio de cada ano. Para fins desta Cédula, considera-se “Data de Verificação” as datas de 30 de junho e 31 de dezembro de cada ano.”

CLÁUSULA NONA – CESSÃO – A atual Cláusula 17 da Cédula, que dispõe sobre a cessão, passa a viger com a seguinte redação:

“Esta Cédula poderá ser objeto de cessão e endosso por parte do CREDOR, mediante aviso prévio (com 10 (dez) dias úteis de antecedência) à EMITENTE, nos termos da legislação civil e comercial, não havendo necessidade de o cessionário/endossatário ser instituição financeira ou entidade a ela equiparada, ressalvado que, até a 15 de setembro de 2015, a presente Cédula somente poderá ser cedida e/ou endossada mediante o consentimento expresso e por escrito da EMITENTE.”

CLÁUSULA DÉCIMA – REGISTRO – O CREDOR levará a registro no Registro de Títulos e Documentos da Comarca de São Paulo, Capital, a Cédula e o presente aditivo. As despesas relativas ao referido registro serão suportadas pela EMITENTE, que, desde já, autoriza o débito dos respectivos valores em sua conta de depósito nº 5567-0, mantida na agência 3070-8 do CREDOR.

CLÁUSULA DÉCIMA PRIMEIRA – PAGAMENTO DOS ENCARGOS FINANCEIROS – A EMITENTE compromete-se a liquidar, na data de assinatura deste aditamento, os Encargos Financeiros, à taxa de juros vigente imediatamente anterior à celebração deste aditamento, previstos para Dezembro/2014, acumulados desde a última Data de Pagamento dos Encargos até a presente data.

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 18

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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CLÁUSULA DÉCIMA SEGUNDA – TARIFA DE RENEGOCIAÇÃO – É devida a tarifa de renegociação, cujo pagamento pela EMITENTE é realizado na data de assinatura deste aditamento, no percentual de 0,60% (sessenta centésimos por cento) do valor repactuado, equivalente ao valor de R$2.400.000,00 (dois milhões e quatrocentos mil reais). O pagamento da tarifa de renegociação deverá ser acrescido dos valores relativos a todos e quaisquer tributos incidentes sobre tal tarifa, incluindo quaisquer juros, adicionais de impostos, multas ou penalidades correlatas que porventura venham a incidir sobre as operações da espécie, bem como quaisquer majorações das alíquotas já existentes, de forma que o CREDOR receba os valores a que teria direito caso tais tributos não fossem incidentes. Se a dedução, retenção ou pagamento de tais tributos for requerida por lei, em relação ao pagamento, a EMITENTE concorda, desde já, com o aumento do montante devido a título de tarifa (gross up).

CLÁUSULA DÉCIMA TERCEIRA – PROMESSA DE PAGAMENTO - A EMITENTE declara, nesta data, o saldo devedor da Cédula, como dívida líquida e certa, e promete pagá-la nas datas e nos termos previstos em referido instrumento, conforme aditado por este Primeiro Aditamento.

Assim ajustados, o CREDOR, a EMITENTE e o AVALISTA, declarando não haver intenção de novar, ratificam a Cédula de Crédito Bancário ora aditada em todos os seus termos, cláusulas e condições não expressamente alterados neste documento, que àquela se integra, formando um todo único e indivisível para todos os fins de direito.

O presente instrumento é emitido em 4 (quatro) vias de igual teor, sendo que somente a primeira delas será negociável. As demais vias contêm a expressão “via não negociável”.

São Paulo (SP), 13 de fevereiro de 2015

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 19

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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CREDOR
BANCO DO BRASIL S.A.
Agência Large Corporate 3070 (SP)

Assinatura /s/ Eliane Ap. Scarponi Sartorelli            Rubrica

Assinatura /s/ Joao Marcos Mizobuti                Rubrica

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 20

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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EMITENTE
NEXTEL TELECOMUNICAÇÕES LTDA.
CNPJ: 66.970.229/0001-67

	/s/ Sultana Shamim Kahn		/s/ Gokul V. Hemmady
Rubrica	Nome:	Rubrica	Nome:
	Profissão:		Profissão:
	Estado Civil:		Estado Civil:
	Nacionalidade:		Nacionalidade:
	Residente em:		Residente em:
	Identidade nº		Identidade nº
	CPF/MF N.º		CPF/MF N.º

AVALISTA
NEXTEL TELECOMUNICAÇÕES S.A.
CNPJ: 00.169.369/0001-22

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 21

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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	/s/ Sultana Shamim Kahn		/s/ Gokul V. Hemmady
Rubrica	Nome:	Rubrica	Nome:
	Profissão:		Profissão:
	Estado Civil:		Estado Civil:
	Nacionalidade:		Nacionalidade:
	Residente em:		Residente em:
	Identidade nº		Identidade nº
	CPF/MF N.º		CPF/MF N.º

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Exhibit 99.16

PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA., EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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ANEXO A

Anatel Bonds

SEGURADORA / BANCO	NÚMERO DA APÓLICE / CONTRATO	FINAL DE VIGÊNCIA / PRAZO	IMPORTÂNCIA SEGURADA -R$/US$ / VALOR DO CONTRATO	VALOR EM GARANTIA COLATERAL	TIPO	Processo
Fator Seguradora	107750002008	22/05/2015	31.953.196,80	10.333.851,80	Anatel	Performance
Fator Seguradora	107750002007	22/05/2015	106.981.056,00	92.262.140,80	Anatel	Performance
Fator Seguradora	107750002009	22/05/2015	12.034.668,80	3.892.082,68	Anatel	Performance
Fator Seguradora	107750002010	22/05/2015	78.678.521,60	25.445.096,69	Anatel	Performance
Fator Seguradora	107750002011	22/05/2015	102.360.137,60	88.276.988,28	Anatel	Performance
Austral	207750007111	01/08/2015	124.008.416,00	65.649.503,39	Anatel	Performance
Austral	207750007112	01/08/2015	78.412.768,00	41.511.370,31	Anatel	Performance
ABC Brasil	3234214	22/05/2015	3.608.505,60	2.728.442,72	Anatel	Performance
ABC Brasil	3234314	22/05/2015	6.615.884,80	5.002.365,17	Anatel	Performance
ABC Brasil	3234514	22/05/2015	3.226.832,00	2.439.853,85	Anatel	Performance
ABC Brasil	3234614	22/05/2015	4.091.046,40	3.093.298,72	Anatel	Performance
ABC Brasil	3234814	22/05/2015	196.000,00	148.198,40	Anatel	Performance

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 23

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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Garantias Judiciais

SEGURADORA / BANCO	NÚMERO DA APÓLICE / CONTRATO	FINAL DE VIGÊNCIA / PRAZO	IMPORTÂNCIA SEGURADA -R$/US$ / VALOR DO CONTRATO	VALOR EM GARANTIA COLATERAL	TIPO	Processo
J.Malucelli	02-0750-0153113	16/09/2015	21.138,87	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0172306	12/04/2017	2.895.905,52	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176534	18/06/2015	76.729,88	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176537	18/06/2015	78.422,32	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176530	18/06/2015	1.257.834,06	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176531	18/06/2015	23.500,50	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176532	18/06/2015	1.177.852,22	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176515	18/06/2015	21.345,34	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176516	18/06/2015	88.434,96	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176506	18/06/2015	456.063,94	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176509	18/06/2015	276.283,07	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176517	18/06/2015	14.438,48	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176518	18/06/2015	136.949,70	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176514	18/06/2015	223.402,69	R$ -	Judicial	Fiscal

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 24

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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J.Malucelli	02-0775-0176520	18/06/2015	92.065,36	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176521	18/06/2015	1.750.218,72	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176522	18/06/2015	71.460,17	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176523	18/06/2015	47.121,37	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176524	18/06/2015	360.720,38	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176542	18/06/2015	333.166,30	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176553	18/06/2015	8.940,89	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176556	18/06/2015	811.395,28	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176560	18/06/2015	21.998,00	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176557	18/06/2015	92.826,79	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176562	18/06/2015	260.876,12	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176563	18/06/2015	29.785,74	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176564	18/06/2015	30.740,50	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176569	18/06/2015	254.434,11	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176572	18/06/2015	8.824,19	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176575	18/06/2015	1.296.866,18	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176540	18/06/2015	15.251,54	R$ -	Judicial	Fiscal

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 25

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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J.Malucelli	02-0775-0176535	18/06/2015	1.295.938,55	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176519	18/06/2015	20.199.768,82	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176558	18/06/2015	42.620,54	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0177267	27/06/2015	409.674,13	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0177686	03/07/2015	5.309.016,52	R$ -	Judicial	Cível
J.Malucelli	02-0775-0177861	05/07/2015	164.164,66	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178391	12/07/2015	127.564,71	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178389	12/07/2015	101.439,09	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178403	12/07/2015	621.692,33	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178406	12/07/2015	156.235,72	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178374	12/07/2015	275.000,10	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178375	12/07/2015	212.592,26	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178373	12/07/2015	8.667,96	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178387	12/07/2015	20.920,53	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178400	12/07/2015	11.732,88	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178782	17/07/2015	226.270,84	R$ -	Judicial	Cível
J.Malucelli	02-0775-0180237	07/08/2015	134.947,72	R$ -	Judicial	Cível

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 26

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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J.Malucelli	02-0775-0181853	28/08/2015	47.034,28	R$ -	Judicial	Cível
J.Malucelli	02-0775-0182434	06/09/2015	97.500,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0182988	12/09/2015	29.120,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0184951	09/10/2015	7.551,21	R$ -	Judicial	Cível
Austral	207750002557	22/11/2015	1.097.676,50	R$ -	Judicial	Fiscal
Austral	207750002558	22/11/2015	904.905,15	R$ -	Judicial	Fiscal
Austral	207750002559	22/11/2015	180.207,80	R$ -	Judicial	Fiscal
Austral	207750002592	06/12/2015	1.980.865,67	R$ -	Judicial	Fiscal
Austral	207760000700	07/12/2015	26.520,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0189993	12/12/2015	26.137,42	R$ -	Judicial	Cível
J.Malucelli	02-0775-0192902	17/01/2016	14.170,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0195357	25/02/2016	27.047,80	R$ -	Judicial	Cível
J.Malucelli	02-0775-0194208	06/02/2018	185.024,63	R$ -	Judicial	Fiscal
Austral	207750003098	02/04/2016	1.445.356,78	R$ -	Judicial	Fiscal
Austral	207750003101	04/04/2016	32.235.939,45	R$ -	Judicial	Fiscal
Austral	207750003057	25/03/2016	5.018.419,22	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0240720	12/06/2016	2.487.364,30	R$ -	Judicial	Fiscal

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 27

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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Austral	207760001007	02/04/2016	17.725,27	R$ -	Judicial	Cível
Austral	207760001042	30/04/2016	27.120,00	R$ -	Judicial	Cível
Austral	207750003439	17/05/2016	2.133,27	R$ -	Judicial	Fiscal
Austral	207750003448	17/05/2016	2.176,93	R$ -	Judicial	Fiscal
Austral	207750003440	17/05/2016	7.276,00	R$ -	Judicial	Fiscal
Austral	207750003494	17/05/2016	16.390,94	R$ -	Judicial	Fiscal
Austral	207750003443	17/05/2016	19.719,22	R$ -	Judicial	Fiscal
Austral	207750003447	17/05/2016	36.751,03	R$ -	Judicial	Fiscal
Austral	207750003434	17/05/2016	38.680,14	R$ -	Judicial	Fiscal
Austral	207750003449	17/05/2016	108.774,80	R$ -	Judicial	Fiscal
Austral	207750003445	17/05/2016	124.340,12	R$ -	Judicial	Fiscal
Austral	207750003442	17/05/2016	302.352,18	R$ -	Judicial	Fiscal
Austral	207750003444	17/05/2016	325.548,35	R$ -	Judicial	Fiscal
Austral	207750003441	17/05/2016	382.094,86	R$ -	Judicial	Fiscal
Austral	207750003435	17/05/2016	704.006,80	R$ -	Judicial	Fiscal
Austral	207750003437	17/05/2016	759.528,65	R$ -	Judicial	Fiscal
Austral	207750003436	17/05/2016	911.966,24	R$ -	Judicial	Fiscal

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 28

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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Austral	207750003438	17/05/2016	3.738.083,37	R$ -	Judicial	Fiscal
Austral	207760001075	17/05/2016	236.046,95	R$ -	Judicial	Fiscal
Austral	207760001076	17/05/2016	1.355.034,00	R$ -	Judicial	Cível
Austral	207750003501	17/05/2016	224.355,62	R$ -	Judicial	Fiscal
Austral	207750003499	17/05/2016	328.657,17	R$ -	Judicial	Fiscal
Austral	207750003500	17/05/2016	10.722,22	R$ -	Judicial	Fiscal
Austral	207550003498	17/05/2016	53.759,75	R$ -	Judicial	Fiscal
Austral	207750003497	17/05/2016	97.665,75	R$ -	Judicial	Fiscal
Austral	207750003558	07/06/2018	511.602,98	R$ -	Judicial	Fiscal
Austral	207760001107	07/06/2016	21.320,00	R$ -	Judicial	Cível
Austral	207750003578	10/06/2016	183.410,46	R$ -	Judicial	Fiscal
Austral	207750003580	10/06/2016	14.334,57	R$ -	Judicial	Fiscal
Austral	207760001120	19/06/2016	29.856,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0197717	03/03/2016	961.621,81	R$ -	Judicial	Fiscal
J.Malucelli	207750208489	30/07/2016	428.433,59	R$ -	Judicial	Fiscal
Austral	207750004034	05/09/2016	69.255,10	R$ -	Judicial	Cível
Austral	207750004148	23/09/2016	70.769,16	R$ -	Judicial	Fiscal

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 29

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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Austral	207750004150	23/09/2016	3.979,27	R$ -	Judicial	Fiscal
Austral	207750004146	23/09/2016	5.526,80	R$ -	Judicial	Fiscal
Austral	207750004147	23/09/2016	2.711,62	R$ -	Judicial	Fiscal
Austral	207750004145	23/09/2016	7.636,74	R$ -	Judicial	Fiscal
Austral	207760001306	01/10/2016	26.126.13	R$ -	Judicial	Cível
Austral	207750005249	06/12/2015	562.418,41	R$ -	Judicial	Fiscal
Austral	207750005248	22/11/2015	199.202,55	R$ -	Judicial	Fiscal
Austral	207750005251	22/11/2015	72.072,42	R$ -	Judicial	Fiscal
Austral	207750005250	22/11/2015	130.423,91	R$ -	Judicial	Fiscal
Ace Seguros	17.75.0000654.12	18/02/2017	69.255,10	R$ -	Judicial	Cível
Ace Seguros	17.75.0000684.12	01/04/2017	2.134.282,67	R$ -	Judicial	Cível
Ace Seguros	17.75.0000746.12	09/05/2017	133.705,00	R$ -	Judicial	Cível
Ace Seguros	17.75.0000747.12	09/05/2017	142.211,89	R$ -	Judicial	Cível
Austral	20776001487	07/12/2015	1.531,61	R$ -	Judicial	Trabalhista
Itaú BBA	KH4.04/04	Indeterminado	8.731.962,57	9.530.947,21	Judicial	Fiscal
Santander	180766506	Indeterminado	4.407.770,67	R$ -	Judicial	Fiscal
Bradesco	2.029.910-P	Indeterminado	1.427.788,00	R$ -	Judicial	Fiscal

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 30

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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Bradesco	2.032.715-4	Indeterminado	271.096,13	R$ -	Judicial	Fiscal
Bradesco	2.034.604-3	Indeterminado	1.008.244,00	R$ -	Judicial	Fiscal
Bradesco	2.040.906-1	14/09/2015	233.784,00	R$ -	Judicial	Trabalhista
Bradesco	2.042.526-1	Indeterminado	647.720,81	R$ -	Judicial	Fiscal
Bradesco	2.043.461-9	Indeterminado	3.982.922,59	R$ -	Judicial	Fiscal
Bradesco	2.043.325-6	Indeterminado	1.304.356,12	R$ -	Judicial	Fiscal
Bradesco	2.045.058-4	Indeterminado	586.218,01	R$ -	Judicial	Fiscal
Bradesco	2.046.903-P	Indeterminado	1.091.596,02	R$ -	Judicial	Fiscal
Bradesco	2.047.296-0	Indeterminado	2.229.530,43	R$ -	Judicial	Ambiental
Bradesco	2.047.609-5	Indeterminado	16.364,00	R$ -	Judicial	Fiscal
Bradesco	2.047.808-p	Indeterminado	2.958.345,56	R$ -	Judicial	Fiscal
Bradesco	2.053.184-3	Indeterminado	778.511,95	R$ -	Judicial	Fiscal
Bradesco	2.054.290-p	Indeterminado	11.580.289,00	R$ -	Judicial	Fiscal
Bradesco	2.053.185-1	Indeterminado	21.773.289,00	R$ -	Judicial	Fiscal
Bradesco	2.053.186-p	Indeterminado	26.699.435,32	R$ -	Judicial	Fiscal
Bradesco	2.053.246-7	Indeterminado	82.824,35	R$ -	Judicial	Fiscal
Bradesco	2.058.354-1	Indeterminado	37.809.554,62	R$ -	Judicial	Fiscal

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 31

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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Bradesco	2.059.775-5	Indeterminado	136.779,87	R$ -	Judicial	Trabalhista
Bradesco	2.060.546-4	Indeterminado	1.415.522,58	R$ -	Judicial	Fiscal
Bradesco	2.060.544-8	Indeterminado	257.399,77	R$ -	Judicial	Fiscal
Bradesco	2.060.545-6	Indeterminado	2.656.570,48	R$ -	Judicial	Fiscal
Caixa Geral	0061/12	Indeterminado	9.700.359,77	13.248.861,10	Judicial	Fiscal
HSBC	04540476736/001	31/07/2015	4.823.318,15	R$ -	Judicial	Fiscal
HSBC	04540482388/001	24/08/2015	2.812.489,04	R$ -	Judicial	Fiscal
HSBC	4540487584/001	10/09/2015	737.532,37	R$ -	Judicial	Fiscal
ABC Brasil	3258414	Indeterminado	1.259.491,51	1.342.719,90	Judicial	Fiscal

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 32

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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Outras Garantias

SEGURADORA / BANCO	NÚMERO DA APÓLICE / CONTRATO	FINAL DE VIGÊNCIA / PRAZO	IMPORTÂNCIA SEGURADA -R$/US$ / VALOR DO CONTRATO	VALOR EM GARANTIA COLATERAL	TIPO	Processo
J.Malucelli	02-0750-0153112	02/09/2015	60.507,96	R$ -	Outros	Concessão de Uso
J.Malucelli	02-0775-0244382	04/07/2015	12.923,64	R$ -	Outros	Concessão de Uso
Bradesco	2.027.032-2	27/12/2017	562.930,36	R$ -	Outros	Concessão de Uso
Safra	307.136-1	09/02/2015	2.409.968,88	R$ -	Outros	Fiança Locatícia
Safra	307.561-7	02/01/2015	1.470.426,57	R$ -	Outros	Fiança Locatícia

Garantia em Juízo

	Bloqueio	Deposito Judicial	Bens em Garantia
TOTAL	4.364.578,71	118.277.753,26	86.116.309

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 33

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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ANEXO B

Anatel Bonds

SEGURADORA / BANCO	NÚMERO DA APÓLICE / CONTRATO	FINAL DE VIGÊNCIA / PRAZO	IMPORTÂNCIA SEGURADA -R$/US$ / VALOR DO CONTRATO	VALOR EM GARANTIA COLATERAL	TIPO	Processo
Fator Seguradora	107750002008	22/05/2015	31.953.196,80	10.333.851,80	Anatel	Performance
Fator Seguradora	107750002007	22/05/2015	106.981.056,00	92.262.140,80	Anatel	Performance
Fator Seguradora	107750002009	22/05/2015	12.034.668,80	3.892.082,68	Anatel	Performance
Fator Seguradora	107750002010	22/05/2015	78.678.521,60	25.445.096,69	Anatel	Performance
Fator Seguradora	107750002011	22/05/2015	102.360.137,60	88.276.988,28	Anatel	Performance
Austral	207750007111	01/08/2015	124.008.416,00	65.649.503,39	Anatel	Performance
Austral	207750007112	01/08/2015	78.412.768,00	41.511.370,31	Anatel	Performance
ABC Brasil	3234214	22/05/2015	3.608.505,60	2.728.442,72	Anatel	Performance
ABC Brasil	3234314	22/05/2015	6.615.884,80	5.002.365,17	Anatel	Performance
ABC Brasil	3234514	22/05/2015	3.226.832,00	2.439.853,85	Anatel	Performance
ABC Brasil	3234614	22/05/2015	4.091.046,40	3.093.298,72	Anatel	Performance
ABC Brasil	3234814	22/05/2015	196.000,00	148.198,40	Anatel	Performance

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 34

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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Garantias Judiciais

SEGURADORA / BANCO	NÚMERO DA APÓLICE / CONTRATO	FINAL DE VIGÊNCIA / PRAZO	IMPORTÂNCIA SEGURADA -R$/US$ / VALOR DO CONTRATO	VALOR EM GARANTIA COLATERAL	TIPO	Processo
J.Malucelli	02-0750-0153113	16/09/2015	21.138,87	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0172306	12/04/2017	2.895.905,52	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176534	18/06/2015	76.729,88	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176537	18/06/2015	78.422,32	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176530	18/06/2015	1.257.834,06	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176531	18/06/2015	23.500,50	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176532	18/06/2015	1.177.852,22	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176515	18/06/2015	21.345,34	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176516	18/06/2015	88.434,96	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176506	18/06/2015	456.063,94	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176509	18/06/2015	276.283,07	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176517	18/06/2015	14.438,48	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176518	18/06/2015	136.949,70	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176514	18/06/2015	223.402,69	R$ -	Judicial	Fiscal

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 35

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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J.Malucelli	02-0775-0176520	18/06/2015	92.065,36	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176521	18/06/2015	1.750.218,72	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176522	18/06/2015	71.460,17	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176523	18/06/2015	47.121,37	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176524	18/06/2015	360.720,38	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176542	18/06/2015	333.166,30	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176553	18/06/2015	8.940,89	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176556	18/06/2015	811.395,28	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176560	18/06/2015	21.998,00	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176557	18/06/2015	92.826,79	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176562	18/06/2015	260.876,12	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176563	18/06/2015	29.785,74	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176564	18/06/2015	30.740,50	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176569	18/06/2015	254.434,11	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176572	18/06/2015	8.824,19	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176575	18/06/2015	1.296.866,18	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176540	18/06/2015	15.251,54	R$ -	Judicial	Fiscal

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 36

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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J.Malucelli	02-0775-0176535	18/06/2015	1.295.938,55	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176519	18/06/2015	20.199.768,82	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176558	18/06/2015	42.620,54	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0177267	27/06/2015	409.674,13	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0177686	03/07/2015	5.309.016,52	R$ -	Judicial	Cível
J.Malucelli	02-0775-0177861	05/07/2015	164.164,66	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178391	12/07/2015	127.564,71	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178389	12/07/2015	101.439,09	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178403	12/07/2015	621.692,33	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178406	12/07/2015	156.235,72	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178374	12/07/2015	275.000,10	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178375	12/07/2015	212.592,26	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178373	12/07/2015	8.667,96	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178387	12/07/2015	20.920,53	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178400	12/07/2015	11.732,88	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178782	17/07/2015	226.270,84	R$ -	Judicial	Cível
J.Malucelli	02-0775-0180237	07/08/2015	134.947,72	R$ -	Judicial	Cível

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 37

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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J.Malucelli	02-0775-0181853	28/08/2015	47.034,28	R$ -	Judicial	Cível
J.Malucelli	02-0775-0182434	06/09/2015	97.500,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0182988	12/09/2015	29.120,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0184951	09/10/2015	7.551,21	R$ -	Judicial	Cível
Austral	207750002557	22/11/2015	1.097.676,50	R$ -	Judicial	Fiscal
Austral	207750002558	22/11/2015	904.905,15	R$ -	Judicial	Fiscal
Austral	207750002559	22/11/2015	180.207,80	R$ -	Judicial	Fiscal
Austral	207750002592	06/12/2015	1.980.865,67	R$ -	Judicial	Fiscal
Austral	207760000700	07/12/2015	26.520,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0189993	12/12/2015	26.137,42	R$ -	Judicial	Cível
J.Malucelli	02-0775-0192902	17/01/2016	14.170,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0195357	25/02/2016	27.047,80	R$ -	Judicial	Cível
J.Malucelli	02-0775-0194208	06/02/2018	185.024,63	R$ -	Judicial	Fiscal
Austral	207750003098	02/04/2016	1.445.356,78	R$ -	Judicial	Fiscal
Austral	207750003101	04/04/2016	32.235.939,45	R$ -	Judicial	Fiscal
Austral	207750003057	25/03/2016	5.018.419,22	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0240720	12/06/2016	2.487.364,30	R$ -	Judicial	Fiscal

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 38

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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Austral	207760001007	02/04/2016	17.725,27	R$ -	Judicial	Cível
Austral	207760001042	30/04/2016	27.120,00	R$ -	Judicial	Cível
Austral	207750003439	17/05/2016	2.133,27	R$ -	Judicial	Fiscal
Austral	207750003448	17/05/2016	2.176,93	R$ -	Judicial	Fiscal
Austral	207750003440	17/05/2016	7.276,00	R$ -	Judicial	Fiscal
Austral	207750003494	17/05/2016	16.390,94	R$ -	Judicial	Fiscal
Austral	207750003443	17/05/2016	19.719,22	R$ -	Judicial	Fiscal
Austral	207750003447	17/05/2016	36.751,03	R$ -	Judicial	Fiscal
Austral	207750003434	17/05/2016	38.680,14	R$ -	Judicial	Fiscal
Austral	207750003449	17/05/2016	108.774,80	R$ -	Judicial	Fiscal
Austral	207750003445	17/05/2016	124.340,12	R$ -	Judicial	Fiscal
Austral	207750003442	17/05/2016	302.352,18	R$ -	Judicial	Fiscal
Austral	207750003444	17/05/2016	325.548,35	R$ -	Judicial	Fiscal
Austral	207750003441	17/05/2016	382.094,86	R$ -	Judicial	Fiscal
Austral	207750003435	17/05/2016	704.006,80	R$ -	Judicial	Fiscal
Austral	207750003437	17/05/2016	759.528,65	R$ -	Judicial	Fiscal
Austral	207750003436	17/05/2016	911.966,24	R$ -	Judicial	Fiscal

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 39

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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Austral	207750003438	17/05/2016	3.738.083,37	R$ -	Judicial	Fiscal
Austral	207760001075	17/05/2016	236.046,95	R$ -	Judicial	Fiscal
Austral	207760001076	17/05/2016	1.355.034,00	R$ -	Judicial	Cível
Austral	207750003501	17/05/2016	224.355,62	R$ -	Judicial	Fiscal
Austral	207750003499	17/05/2016	328.657,17	R$ -	Judicial	Fiscal
Austral	207750003500	17/05/2016	10.722,22	R$ -	Judicial	Fiscal
Austral	207550003498	17/05/2016	53.759,75	R$ -	Judicial	Fiscal
Austral	207750003497	17/05/2016	97.665,75	R$ -	Judicial	Fiscal
Austral	207750003558	07/06/2018	511.602,98	R$ -	Judicial	Fiscal
Austral	207760001107	07/06/2016	21.320,00	R$ -	Judicial	Cível
Austral	207750003578	10/06/2016	183.410,46	R$ -	Judicial	Fiscal
Austral	207750003580	10/06/2016	14.334,57	R$ -	Judicial	Fiscal
Austral	207760001120	19/06/2016	29.856,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0197717	03/03/2016	961.621,81	R$ -	Judicial	Fiscal
J.Malucelli	207750208489	30/07/2016	428.433,59	R$ -	Judicial	Fiscal
Austral	207750004034	05/09/2016	69.255,10	R$ -	Judicial	Cível
Austral	207750004148	23/09/2016	70.769,16	R$ -	Judicial	Fiscal

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 40

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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Austral	207750004150	23/09/2016	3.979,27	R$ -	Judicial	Fiscal
Austral	207750004146	23/09/2016	5.526,80	R$ -	Judicial	Fiscal
Austral	207750004147	23/09/2016	2.711,62	R$ -	Judicial	Fiscal
Austral	207750004145	23/09/2016	7.636,74	R$ -	Judicial	Fiscal
Austral	207760001306	01/10/2016	26.126.13	R$ -	Judicial	Cível
Austral	207750005249	06/12/2015	562.418,41	R$ -	Judicial	Fiscal
Austral	207750005248	22/11/2015	199.202,55	R$ -	Judicial	Fiscal
Austral	207750005251	22/11/2015	72.072,42	R$ -	Judicial	Fiscal
Austral	207750005250	22/11/2015	130.423,91	R$ -	Judicial	Fiscal
Ace Seguros	17.75.0000654.12	18/02/2017	69.255,10	R$ -	Judicial	Cível
Ace Seguros	17.75.0000684.12	01/04/2017	2.134.282,67	R$ -	Judicial	Cível
Ace Seguros	17.75.0000746.12	09/05/2017	133.705,00	R$ -	Judicial	Cível
Ace Seguros	17.75.0000747.12	09/05/2017	142.211,89	R$ -	Judicial	Cível
Austral	20776001487	07/12/2015	1.531,61	R$ -	Judicial	Trabalhista
Itaú BBA	KH4.04/04	Indeterminado	8.731.962,57	9.530.947,21	Judicial	Fiscal
Santander	180766506	Indeterminado	4.407.770,67	R$ -	Judicial	Fiscal
Bradesco	2.029.910-P	Indeterminado	1.427.788,00	R$ -	Judicial	Fiscal

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 41

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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Bradesco	2.032.715-4	Indeterminado	271.096,13	R$ -	Judicial	Fiscal
Bradesco	2.034.604-3	Indeterminado	1.008.244,00	R$ -	Judicial	Fiscal
Bradesco	2.040.906-1	14/09/2015	233.784,00	R$ -	Judicial	Trabalhista
Bradesco	2.042.526-1	Indeterminado	647.720,81	R$ -	Judicial	Fiscal
Bradesco	2.043.461-9	Indeterminado	3.982.922,59	R$ -	Judicial	Fiscal
Bradesco	2.043.325-6	Indeterminado	1.304.356,12	R$ -	Judicial	Fiscal
Bradesco	2.045.058-4	Indeterminado	586.218,01	R$ -	Judicial	Fiscal
Bradesco	2.046.903-P	Indeterminado	1.091.596,02	R$ -	Judicial	Fiscal
Bradesco	2.047.296-0	Indeterminado	2.229.530,43	R$ -	Judicial	Ambiental
Bradesco	2.047.609-5	Indeterminado	16.364,00	R$ -	Judicial	Fiscal
Bradesco	2.047.808-p	Indeterminado	2.958.345,56	R$ -	Judicial	Fiscal
Bradesco	2.053.184-3	Indeterminado	778.511,95	R$ -	Judicial	Fiscal
Bradesco	2.054.290-p	Indeterminado	11.580.289,00	R$ -	Judicial	Fiscal
Bradesco	2.053.185-1	Indeterminado	21.773.289,00	R$ -	Judicial	Fiscal
Bradesco	2.053.186-p	Indeterminado	26.699.435,32	R$ -	Judicial	Fiscal
Bradesco	2.053.246-7	Indeterminado	82.824,35	R$ -	Judicial	Fiscal
Bradesco	2.058.354-1	Indeterminado	37.809.554,62	R$ -	Judicial	Fiscal

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 42

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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Bradesco	2.059.775-5	Indeterminado	136.779,87	R$ -	Judicial	Trabalhista
Bradesco	2.060.546-4	Indeterminado	1.415.522,58	R$ -	Judicial	Fiscal
Bradesco	2.060.544-8	Indeterminado	257.399,77	R$ -	Judicial	Fiscal
Bradesco	2.060.545-6	Indeterminado	2.656.570,48	R$ -	Judicial	Fiscal
Caixa Geral	0061/12	Indeterminado	9.700.359,77	13.248.861,10	Judicial	Fiscal
HSBC	04540476736/001	31/07/2015	4.823.318,15	R$ -	Judicial	Fiscal
HSBC	04540482388/001	24/08/2015	2.812.489,04	R$ -	Judicial	Fiscal
HSBC	4540487584/001	10/09/2015	737.532,37	R$ -	Judicial	Fiscal
ABC Brasil	3258414	Indeterminado	1.259.491,51	1.342.719,90	Judicial	Fiscal

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 43

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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Outras Garantias

SEGURADORA / BANCO	NÚMERO DA APÓLICE / CONTRATO	FINAL DE VIGÊNCIA / PRAZO	IMPORTÂNCIA SEGURADA -R$/US$ / VALOR DO CONTRATO	VALOR EM GARANTIA COLATERAL	TIPO	Processo
J.Malucelli	02-0750-0153112	02/09/2015	60.507,96	R$ -	Outros	Concessão de Uso
J.Malucelli	02-0775-0244382	04/07/2015	12.923,64	R$ -	Outros	Concessão de Uso
Bradesco	2.027.032-2	27/12/2017	562.930,36	R$ -	Outros	Concessão de Uso
Safra	307.136-1	09/02/2015	2.409.968,88	R$ -	Outros	Fiança Locatícia
Safra	307.561-7	02/01/2015	1.470.426,57	R$ -	Outros	Fiança Locatícia

Garantia em Juízo

	Bloqueio	Deposito Judicial	Bens em Garantia
TOTAL	4.364.578,71	118.277.753,26	86.116.309

Financiamentos

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Página 44

Continuação do PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA. EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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BANCO	NÚMERO DO CONTRATO	DATA DA CONTRATAÇÃO	VALOR DO CONTRATO	TIPO
Banco do Brasil	307.001.181	31/10/2012	400.000.000,00	CCB
Caixa Econômica Federal	21.3150.777.0000001-97	08/12/2011	640.000.000,00	CCB
China Development Bank	Non-Sinosure	20/04/2012	250.000.000,00	Empréstimo
China Development Bank	Sinosure	20/04/2012	250.000.000,00	Empréstimo
Banco do Brasil	21/00631-8	20/12/2010	927.040,00	FINAME
Banco do Brasil	40/009 01-7 / 40/008 96-7	27/06/2013	136.061,98	FINAME
Banco do Brasil	40/009 02-5	13/08/2013	107.434,56	FINAME
Banco do Brasil	40/009 01-7	18/02/2014	829.154,53	FINAME
Banco do Brasil	40/009 02-5	21/03/2014	176.265,77	FINAME
Banco do Brasil	40/008 96-7	21/03/2014	68.439,48	FINAME
Banco do Brasil	40/008 97-5	25/06/2013	9.661,50	FINAME

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678

Exhibit 99.16

PRIMEIRO ADITIVO À CÉDULA DE CRÉDITO BANCÁRIO Nº 307.001.181, EMITIDA POR NEXTEL TELECOMUNICAÇÕES LTDA., EM 31/10/2012, EM FAVOR DO BANCO DO BRASIL S.A., NO VALOR DE R$ 400.000.000,00 (QUATROCENTOS MILHÕES DE REAIS).
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ANEXO C

1)    Capital Research and Management Co.;
2)    Aurelius Capital Management, LP;
3)    JP Morgan Asset Management;
4)    GoldenTree Asset Management;
5)    Empyrean Capital Partners;
6)    Whitebox Advisors;
7)    JMB Capital;
8)    Benefit Street Partners;
9)    Credit Suisse Securities; ou
10)    qualquer das Afiliadas das empresas descritas nos itens (1) a (9), acima.

CENTRAIS DE ATENDIMENTO TELEFÔNICO - Para eventuais informações, sugestões, reclamações ou quaisquer outros esclarecimentos que se fizerem necessários a respeito deste Primeiro Aditivo à Cédula de Crédito Bancário nº 307.001.181, o Banco coloca à minha (nossa) disposição os seguintes telefones: Central de Atendimento BB-CABB: (i) Para capitais e regiões metropolitanas: 4004 0001; (ii) Demais regiões: 0800 729 0001; SAC - Serviço de Atendimento ao Consumidor: 0800 729 0722; Central de Atendimento a pessoas com deficiência auditiva ou de fala: 0800 729 0088; Ouvidoria BB: 0800 729 5678